Exhibit 99.1
November 2025 Investor Presentation

Disclaimer All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements are based on management’s current expectations, assumptions, estimates and beliefs. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties that could cause actual results to differ materially from those described in forward-looking statements include, without limitation, our ability to successfully commercialize our iDose TR or Epioxa therapies; the impact of general macroeconomic conditions including foreign currency fluctuations and future health crises on our business; our ability to generate sales of our commercialized products and develop and commercialize additional products; our dependence on a limited number of third-party suppliers, some of which are single-source, for components of our products; the occurrence of a crippling accident, natural disaster, or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations; securing or maintaining adequate coverage or reimbursement by government or third-party payors for our products or procedures using the iStent®, the iStent inject® W, iAccess, iPRIME, iStent infinite, iDose® TR, our corneal cross-linking products or other products in development, and our compliance with the requirements of participation in federal healthcare programs such as Medicare and Medicaid; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products; our compliance with federal, state and foreign laws and regulations for the approval and sale and marketing of our products and of our manufacturing processes; the lengthy and expensive clinical trial process and the uncertainty of timing and outcomes from any particular clinical trial or regulatory approval processes; the risk of recalls or serious safety issues with our products and the uncertainty of patient outcomes; healthcare legislative or regulatory reform measures and changes in U.S. and international trade policies, including budgetary cuts, government shutdowns, and the imposition of tariffs, which could have a material adverse effect on our results of operations and product commercial success; our ability to protect our information systems against cyber threats and cybersecurity incidents, and to comply with state, federal and foreign data privacy laws and regulations; and our ability to protect, and the expense and time-consuming nature of protecting, our intellectual property against third parties and competitors and the impact of any claims against us for infringement or misappropriation of third party intellectual property rights and any related litigation. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, which was filed with the SEC on October 31, 2025. Our filings with the SEC are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.com. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this presentation, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law. © 2025 Glaukos Corporation 2

WE’LL GO FIRST Innovation is at the core of everything we do. At Glaukos, we push the limits of science and technology to solve unmet needs in chronic eye diseases for the benefit of patients worldwide. CORE GROWTH STRATEGY Leading-edge Innovation Pursuing big ideas that address clinical needs of large and/or underserved patient populations Dropless Therapies Challenging conventional paradigms to advance the standards of care and improve outcomes Commercial Excellence Building durable new markets to better serve physicians and patients worldwide FIVE NOVEL PLATFORMS iStent Micro-scale surgical devices iDose Sustained-release pharmaceuticals iLink Bio-activated pharmaceuticals iLution Transdermal pharmaceuticals Retina XR Bio-erodible IVT pharmaceuticals FOUR THERAPEUTIC AREAS Glaucoma Full scope of disease progression Rare Disease Keratoconus Ocular Cancer (OSSN) Anterior Segment Dry Eye, Presbyopia, Demodex Blepharitis, Progressive Myopia Posterior Segment AMD, DME, RVO © 2025 Glaukos Corporation 3

© 2025 Glaukos Corporation 4 INDUSTRY-LEADING INNOVATION 800 $ + Million Invested in R&D since 2018 14Disclosed pipeline programs in 2025 vs. 4 in 2015 iStent Micro-Scale iDose Sustained-Release iLin k Bio-Activat e d iLution Eyelid Delivery Retina XR Bio-Erodible IVT Ocular Hypertension and Open-Angle Glaucoma Blepharitis Keratoconus Presbyopia Glaucoma Dry Eye AMD DME RVO

Keratoconus iLinko2n with EpioxaTM Interventional Glaucoma iDose® TR iStent infinite® © 2025 Glaukos Corporation 5 2025-26 KEY COMMERCIAL CATALYSTS Focused on establishing robust growth engines centered on proven, foundational therapies that improve the standard of care

DISRUPTING THE STATUS QUO 1 Nordstrom BL, Friedman DS, Mozaffari E, Quigley H, Walker AM. Persistence and adherence with topical glaucoma therapy. Am J Ophthalmol. 2005;140(4): 598-606. © 2025 Glaukos Corporation 6 Interventional Glaucoma (IG) is designed to radically improve the legacy treatment paradigm with standalone therapies that slow progression and reduce drug burden ADDITIONAL FILTRATION SURGERY ADDITIONAL MEDICATION(S) FILTRATION SURGERY SLT TOPICAL MEDICATION SLT FILTRATION SURGERY DRUG DELIVERY MIGS MIBS L E G A C Y T R E A T M E N T P A R A D I G M A N E W S T A N D A R D F O R T H E F U T U R E Topical medications used as a supplement (“bridge therapy”) as needed IT’S TIME TO CHANGE OR Topical meds remain the dominant glaucoma treatment but… Complex dosing regimens, instillation difficulties and chronic side effects are common problems & DROPS = POOR PATIENT COMPLIANCE & REDUCED QUALITY OF LIFE 90 > % of patients are non-compliant with drops1 50~ % of patients purposely discontinue their drops within 6 months1 • Hyperemia • Periorbital fat atrophy • Ocular surface disease • Hyperchromia

© 2025 Glaukos Corporation 7 IG: LED BY iDOSE TR, GROUND-BREAKING INNOVATION Insertion System Precision-engineered to facilitate straightforward implantation Unique Drug Formulation 75 mcg of a novel, proprietary, preservative-free travoprost formulation; ~25,000x more concentrated than leading PGA medications (0.004% in Travatan Z) Novel Membrane Nanoporous, ethylene-vinyl acetate (EVA) membrane Prostaglandin analog designed for continuous drug elution indicated for the reduction of IOP in patients with open-angle glaucoma (OAG) or ocular hypertension (OHT) iDose TR is designed to provide 24/7, continuous, long-duration drug therapy to address ubiquitous patient non-compliance with topical medications Anchored and Stable Securely anchored into scleral tissue for drug elution directly into the anterior chamber <0.5mm 1.8mm

© 2025 Glaukos Corporation 8 OCULAR HYPERTENSION MILD OAG MODERATE OAG ADVANCED OAG REFRACTORY OAG SLT FILTRATION SURGERY DRUG DELIVERY MIBS MIGS OR Topical meds used as a supplemental, bridge therapy as needed IG: A NEW PARADIGM The workhorse; foundational therapy in algorithms across the disease stage spectrum Designed to provide 24/7 long-duration sustained release of travoprost directly into the anterior chamber; for full range of disease progression where goal is to reduce IOP For patients who have failed surgical and medical therapy Up to 240° of powerful outflow coverage Creates 2 pathways of fluid outflow for sustained IOP control Combo-cataract procedures

© 2025 Glaukos Corporation 9 DRIVING IG FORWARD Major progress achieved in 2024 and key objectives for 2025 designed to increase IG awareness and adoption 2024 2025 Methodical launch; continually expanded trained surgeon pool Permanent J-Code established Cat III CPT codes established; advanced MAC coverage Eight journal articles published Accelerate marketing investments as universe of trained surgeons grows Further broaden market access among MACs, commercial and Medicare Advantage (MA) payors Expand robust body of clinical evidence Secure remaining commercial and MA coverage Integrity study peer-reviewed publication Advance mild-to-moderate label expansion study Finalized APC5493 for 0671T Secured coverage through final LCDs Established pro fees at all MACs

© 2025 Glaukos Corporation 10 IG & THE FOREVER PATIENT The average OHT/glaucoma patient lives with the disease for 20+ years Optimizing referral network and practice administration for cataract and refractive care COMPREHENSIVE OPHTHALMOLOGY PRACTICE: CONVENTIONAL MODEL Glaucoma care predominantly single treatment per patient, then referred back to OD or glaucoma specialist Patients can be lost to follow-up and experience unnecessary disease progression Care through entire patient journey, either by the MD or MD+OD, in a patient-centric manner Likely to intervene multiple times over a patient’s life Increase likelihood of patient compliance with treatment and visits Potential to flatten disease trajectory while delivering a quality-of-life improvement Capacity constraints and volume increases drive certain IG procedures to in-office OD becomes increasingly important in the patient’s care as MDs perform more surgery and leave medicinal care and post-op follow-up to primary practitioners COMPREHENSIVE OPHTHALMOLOGY PRACTICE: IG/FOREVER PATIENT MODEL F O R E V E R PAT I E N T C A R E iDose TREX is not approved by the FDA

© 2025 Glaukos Corporation 11 STRONG IG CLINICAL DATA iDose TR: Phase 3 data confirms long duration 81% of iDose TR subjects in the Phase 3 trials were completely free of IOP-lowering topical medications at 12 months AT 12 MONTHS AT 36 MONTHS PH 32,3 93% PH 2B 1 92% % OF iDOSE TR SUBJECTS WELL-CONTROLLED ON THE SAME OR FEWER IOP-LOWERING TOPICAL MEDICATIONS 70% 69% % PATIENTS WELL CONTROLLED ON THE SAME OR FEWER TOPICAL IOP-LOWERING MEDS IN PHASE 3 TRIAL AT 3 YEARS3 70% 58% Timolol 0.5% BID 1 Berdahl JP, et al. Efficacy and Safety of the Travoprost Intraocular Implant in Reducing Topical IOP-Lowering Medication Burden in Patients with Open-Angle Glaucoma or Ocular Hypertension. Drugs. 2024;84:83–97. 2 Singh IP, et al. Long-Term Safety and Efficacy Evaluation of Travoprost Intracameral Implant Based on Pooled Analyses from Two Phase III Trials. Drugs. 2024;84:1299–1311. 3 Data on file

iDose TR: Phase 3 & Phase 2b safety data © 2025 Glaukos Corporation 12 STRONG IG SAFETY DATA In controlled studies, the most common ocular adverse reactions in 2% to 6% of patients were increases in intraocular pressure, iritis, dry eye, and visual field defects1 1 iDose TR prescribing information; 2 Travatan Z / Lumigan package inserts Ph 3 Trials 3 Years Ph 2b Trial 3 Years Topical PGAs2 No adverse events of periorbital fat atrophy Up to 70% incidence Very low conjunctival hyperemia 30%-50% incidence No adverse events of corneal endothelial cell loss Very low or no incidence of iris color change ~20% incidence

© 2025 Glaukos Corporation 13 POWER OF COMBINED THERAPY Expect surgeons to ultimately combine IG therapies to better control IOP and slow disease progression 1 Med 48% 2 Meds 28% ≥3 Meds 24% Combining multiple topical meds is widely used to manage IOP by increasing outflow and/or reducing fluid production NUMBER OF MEDICATIONS BY % OF PATIENTS (US)1 Combinatorial therapy has potential to better control IOP with different mechanisms of action COMBINING THERAPIES 1 Market Scope; 2 Data on file • 44% reduction from baseline in IOP at Month 6 • 11.3 mmHg mean reduction in IOP from baseline • Excellent safety and tolerability KEY TRIAL TAKEAWAYS: iDOSE TR + CATARACT AT MONTH 62

Are non-compliant and/or intolerant with topical meds Have dry eye and/or other underlying co-morbidities Have physical limitations that impede their ability to use topical meds Want to reduce their drug burden and/or have experienced decreased quality-of life related to topical med use Are post-SLT or post-Durysta® patients © 2025 Glaukos Corporation 14 Initially focused on those glaucoma patients who can most benefit and have the most significant clinical need ESTIMATING THE DOMESTIC IG OPPORTUNITY 0.5M eyes MIGS + CATARACT Annual Procedures INTERVENTIONAL GLAUCOMA1 22M eyes 13M eyes 12M eyes Prevalence Diagnosed Diagnosed & Treated 1 Market Scope 2024 Glaucoma Pharmaceutical Report; includes glaucoma and OHT patients; assumes bilateral rate of 1.8x

© 2025 Glaukos Corporation 15 IG PRODUCT ROADMAP Glaukos is uniquely positioned to lead development of the IG opportunity PRODUCT PATIENT STATUS iStent / iStent inject / iStent inject W Mild-to-Moderate Glaucoma with Cataract FDA Approved (2012, 2018, 2020) iStent infinite Glaucoma (failed on prior therapy) FDA Cleared (2022) iStent infinite Glaucoma (label expansion) Active PMA Study / EU MDR Cert (2025) PRESERFLO MicroShunt Advanced-Refractory Glaucoma OUS approved / US Active IDE Study iDose TR Ocular Hypertension - Glaucoma FDA Approved (2023) iDose TREX Ocular Hypertension - Glaucoma Phase 2b/3 iDose Next Generation Ocular Hypertension - Glaucoma Pre-Clinical iLution Travoprost (GLK-311) Ocular Hypertension - Glaucoma Phase 2 Radius XR Wearable Patient Engagement & Diagnostic System FDA Cleared iAccess Precision Goniotomy FDA Cleared Mitosol Adjunct to Glaucoma Filtration Surgery FDA Approved

© 2025 Glaukos Corporation 16 IG: A VISION FOR THE NEXT 10 YEARS Multiple growth drivers can combine to create potential for a substantial and sustained increase in IG adoption over the decade Majority of ophthalmic surgeons choose to adopt the IG algorithm, with the potential for iDose therapies to increasingly compete with SLT for first-line therapy 1 3 Consistent reimbursement, surgeon confidence, patient preference and new innovations create opportunities for certain true, anchored sustained-release drug delivery 2 procedures to transition into in-office settings Combination therapy has potential to become a preferred form of IG therapy 4 New sustained-release drug delivery products designed to offer longer duration have potential to fuel additional IG therapy adoption 5 PE groups are likely to gravitate to IG therapy due to the significant clinical benefits and practice efficiency it provides A new breed of IG specialist could emerge 6 , conducting primarily injection therapy while vertically integrated ODs and OD referral networks provide preparatory patient services

© 2025 Glaukos Corporation 17 RARE DISEASE: ADVANCES IN CORNEAL HEALTH • Typical onset in teenage years, most aggressively advancing in patients under age 30 • ~90% of cases are bilaterial • Can lead to loss of visual function and blindness if left untreated • ~20% of untreated patients ultimately require a corneal transplant, making keratoconus a leading cause of penetrating keratoplasty in the US Keratoconus is a debilitating, sight-threatening rare disease characterized by thinning and steepening of the cornea Since 2016 approval, Photrexa has been the only FDA-approved corneal cross-linking (CXL) therapy shown to slow or halt progression and help preserve vision Photrexa requires removal of corneal epithelium; associated pain and healing time are major barriers to adoption 300+ peer-reviewed publications support its performance and safety Keratoconus is vastly underdiagnosed and untreated1 1 Data on file

© 2025 Glaukos Corporation 18 Transformative, incision-free, topical drug therapy without removal of corneal epithelium Designed to deliver clinically meaningful outcomes to patients, providers and healthcare system Groundbreaking advancement in keratoconus treatment, ushers in a new standard-of-care Supplemental oxygen is critical for efficacy RARE DISEASE: EPIOXA APPROVED BY FDA Minimize pain Streamline procedure Increase recovery DESIGNED TO: Improve patient comfort • Approval based on two Phase 3 pivotal trials (400+ patients) that achieved primary efficacy endpoints while demonstrating favorable safety and tolerability profiles • Epioxa to be commercially available in 1Q 2026

© 2025 Glaukos Corporation 19 Substantial investments planned to increase patient awareness of and access to this novel, sight-saving therapy Comprehensive set of programs focused on supporting patients and families across the treatment journey RARE DISEASE: EPIOXA LAUNCH PLANNED FOR Q1 2026 awareness >>> diagnosis >>> treatment Streamlined patient access support programs Co-pay assistance program to reduce financial barriers KEY INITIATIVES: Patient-centric strategies to improve education and engagement Broad awareness and detection programs aimed at earlier and more widespread screening for and diagnosis of keratoconus

© 2025 Glaukos Corporation 20 WHAT IF? CUSTOMIZED, SPHERICAL THERAPY Third-generation iLink therapy represents another potentially significant advancement in keratoconus care Advancing Phase 2 clinical program THIRD-GENERATION iLINK THERAPY DESIGNED TO: • Use biomechanical modeling to deliver customized, patterned treatment that matches each patient’s unique corneal topography • Use proprietary algorithm to precisely target UV energy for maximum cornea cross-linking efficacy • Build upon Epioxa advantages while further streamlining and enhancing the patient experience 3 rd Gen iLink is not approved by the FDA

© 2025 Glaukos Corporation 21 iLINK / KC PRODUCT ROADMAP Robust pipeline is designed to expand and enhance patient care options with leading-edge innovations PRODUCT PATIENT STATUS Photrexa (Epi-off) Keratoconus FDA Approved (2016) Epioxa (Epi-on) Keratoconus FDA Approved (2025) iLink 3 rd Generation Keratoconus Phase 2 iVeena (IVMED-80) Keratoconus Phase 1 iLinko2n Diagnostic Screening Tool Keratoconus Pre-Submission

• Affects an estimated 25 million1 people in the US • Is caused by infestation of demodex mites, a common ectoparasite found on human skin • Is characterized by eyelid inflammation and irritation resulting in eyelid redness, discomfort and debris © 2025 Glaukos Corporation 22 iLUTION DEMODEX BLEPHARITIS PROGRAM iLUTION PLATFORM UPDATE Transdermal dropless therapy has the potential to treat a variety of chronic eye diseases and disorders POTENTIAL BENEFITS OF EYELID DELIVERY VS PRESCRIPTION EYE DROPS • Easier administration • Faster onset of action • Fewer side effects • Better compliance DEMODEX BLEPHARITIS • Pre-clinical • Goal to commence Phase 2 clinical trial by YE 2025 1 O'Dell L, Dierker DS, Devries DK, et al. Psychosocial Impact of Demodex Blepharitis. Clin Ophthalmol. 2022;16:2979-2987; iLution therapies are not approved by the FDA

RETINA XR PLATFORM UPDATE © 2025 Glaukos Corporation 23 1 Market Scope; 2 Long-term Experience With Intravitreal Anti-VDGF Treatment in Patients with AMD: Analysis of IRIS Registry Database (presented at 39th Annual Meeting of the American Society of Retina Specialists by Theodore Leng, MD); 3 Planned 2025 ARVO submission; Retina XR therapies are not approved by the FDA Monthly or bi-monthly anti-VEGF injections are standard of care for AMD, DME and RVO but studies show that 39% Are lost to follow-up within 2 years2 28+ Million People in the US affected by retinal disease, primarily AMD and diabetic eye disease1 Conventional intravitreal injections impose tremendous treatment burdens on patients and contribute to lack of compliance IVT Multi-Kinase Inhibitor (GLK-401) LEAD RETINA XR PROGRAM • Biodegradable, small molecule implant • Designed to provide sustained efficacy for improved patient experience and compliance • Targets AMD, DME, RVO • Phase 2: Currently enrolling first-in- 10 human clinical development program + Billion Est. US market size in 20241 $ FLUORESCEIN ANGIOGRAPHY LEAKAGE IN A RABBIT MODEL3

BUILDING THE BUSINESS IN STAGES Continually advancing our most promising opportunities to create a cascade of new products across a variety of disease categories over the next decade BUILDING THE iStent & Other Surgical iDose iLink iLution Retina BUSINESS IN STAGES © 2025 Glaukos Corporation 24 *Combination cataract IOP sensor, iDose TREX, iDose Gen 3, iLution TR, iLink Gen 3, iVeena and all anterior and posterior segment pharmaceuticals are not approved by the FDA iStent/iStent inject* iStent inject W* iStent infinite PreserFlo iAccess Radius Mitosol IOP Sensor iDose TR iDose TREX iDose Gen 3 iLution TR Stage 1: INTERVENTIONAL GLAUCOMA 2012 → Photrexa (Epi-off) Epioxa (Epi-on) iLink Gen 3 iVeena (IVMED-80) Screening Tool Stage 2: RARE DISEASE / KERATOCONUS 2019 → iLution Blepharitis iLution Presbyopia iLution Dry Eye Stage 3: ANTERIOR SEGMENT PHARMACEUTICALS 2029 → IVT Multi-Kinase Inhibitor (GLK-401) IVT NCE Conjugate (GLK-411) Stage 4: POSTERIOR SEGMENT PHARMACEUTICALS 2030 →

PRODUCT PATIENT STATUS iStent / iStent inject / iStent inject W Mild-to-Moderate Glaucoma with Cataract FDA Approved (2012, 2018, 2020) GLAUCOMA iStent infinite Glaucoma (failed on prior therapy) FDA Cleared (2022) iStent infinite Glaucoma (label expansion) Active PMA Study / EU MDR Cert (2025) PRESERFLO MicroShunt Advanced-Refractory Glaucoma OUS Approved / US Active IDE Study iDose TR Ocular Hypertension - Glaucoma FDA Approved (2023) iDose TREX Ocular Hypertension - Glaucoma Phase 2b/3 iDose Next Generation Ocular Hypertension - Glaucoma Pre-Clinical iLution Travoprost (GLK-311) Ocular Hypertension - Glaucoma Phase 2 Mitosol Adjunct to Glaucoma Filtration Surgery FDA Approved Photrexa (Epi-off) Keratoconus FDA Approved (2016) CORNEA Epioxa (Epi-on) Keratoconus FDA Approved (2025) iLink 3 rd Generation Keratoconus Phase 2 iVeena (IVMED-80) Keratoconus Phase 1 iLinko2n Diagnostic Screening Tool Keratoconus Pre-Submission iLution Blepharitis Demodex Blepharitis Pre-Clinical iLution Presbyopia (GLK-302) Presbyopia Phase 2 iLution Dry Eye (GLK-301) Dry Eye Phase 2 IVT Multi-Kinase Inhibitor (GLK-401) AMD, DME, RVO Phase 2 RETINA IVT NCE Conjugate (GLK-411) DME Pre-Clinical Radius XR Wearable Patient Engagement & Diagnostic System FDA Cleared OTHER iAccess Precision Goniotomy FDA Cleared © 2025 Glaukos Corporation 25 AMONG INDUSTRY’S MOST FORMIDABLE PORTFOLIOS Designed to disrupt treatment paradigms with dropless therapies that address important needs

KEY 2025 PIPELINE MILESTONES © 2025 Glaukos Corporation 26 PROGRAM PATIENT INTENDED CLINICAL BENEFIT 2025 MILESTONE TARGET GLAUCOMA iStent infinite Mild-to-Moderate Glaucoma MIGS therapy Advance enrollment in PMA pivotal trial Glaucoma MIGS therapy EU regulatory approval and commercial launch PRESERFLO MicroShunt Advanced-Refractory Glaucoma Ab-externo device for late-stage glaucoma Commence US IDE trial iDose TR OHT-Glaucoma Sustained-release, 24/7 drug delivery for improved compliance Conduct Phase 4 studies iDose TREX OHT-Glaucoma Increased drug payload designed to extend duration-of-effect Advance Phase 2b/3 clinical program iLution Blepharitis Demodex Blepharitis Transdermal drug delivery; potential for improved compliance vs topical drops Commence Phase 2 trial by end of 2025 CORNEA Epioxa (Epi-on) Keratoconus Reduced treatment time and complexity for improved patient comfort and recovery FDA approval by end of 2025 (FDA approval announced on 10/20/25) iLink 3 rd Generation Keratoconus Customized treatment algorithms and laser-based UV light source Advance Phase 2 clinical program RETINA IVT Multi-Kinase Inhibitor (GLK-401) AMD, DME, RVO Biodegradable, sustained-release implant; potential to reduce treatment burdens vs conventional therapies Advance enrollment in Phase 2 trial Energy and resources are focused on advancing programs with greatest potential impact

61% 22% 17% BUILDING THE BUSINESS IN KEY STAGES HIGHLIGHTS © 2025 Glaukos Corporation 27 Solid financial and operational footing to support future pipeline delivery and growth plans NET SALES1 (in millions) 2022 2023 $315 $283 20%+ 10-year CAGR $383 2024 GLOBAL INFRASTRUCTURE 17Countries with direct operations 300+ Global commercial personnel GROSS MARGIN2 (3Q 2025) 84% SPECIALIZED MANUFACTURING Industry leader in micro-scale manufacturing with +20 years’ experience State-of-the-art facilities that meet regulatory, CMC and ISO 7 guidelines SALES MIX (3Q 2025) US Glaucoma Corneal Health Int’l Glaucoma HEALTHY BALANCE SHEET 278 $ Million Cash and equivalents; no debt as of 9/30/2025 1 FY2025: Net sales guidance range midpoint as of 10/29/25 2 3Q 2025 gross margin adjusted for certain acquisition-related accounting and other adjustments - see Appendix for details $492.5 2025

WE’LL GO FIRST Innovation is at the core of everything we do. At Glaukos, we push the limits of science and technology to solve unmet needs in chronic eye diseases. © 2025 Glaukos Corporation 28

© 2025 Glaukos Corporation 29

Appendix © 2025 Glaukos Corporation 30 3Q 2025 GAAP Amort. of Dev Non-recurring 3Q 2025 Non-GAAP Gross Margin Tech Intangibles, Dev IP, and Dist Rights Write-down of Certain Inventory Gross Margin Net Sales $ 133,537 $ 133,537 COGS $ 28,831 $ (6,007) $ (1,303) $ 21,521 Gross Profit $ 104,706 $ 6,007 $ 1,303 $ 112,016 Gross Margin 78% 84% GAAP to Non-GAAP Reconciliation - 3Q 2025 (in thousands)